Securities Act File No. 33-849
                                                  Securities Act File No. 33-847
                                                Securities Act File No. 33-67852
                                                Securities Act File No. 33-56881
                                                Securities Act File No. 02-34552
                                                Securities Act File No. 33-91706
                                                Securities Act File No. 33-56094
                                               Securities Act File No. 333-33445
                                                Securities Act File No. 02-14767

                            PILGRIM U.S. EQUITY FUNDS
                          PILGRIM EQUITY & INCOME FUNDS

                        Supplement dated January 22, 2001
                 to the Class A, B, C, M and T U.S. Equity Funds
                      and Equity & Income Funds Prospectus
                             dated November 1, 2000

1.   PROPOSED FUND REORGANIZATIONS.

     On November 2, 2000, the Board of Directors/Trustees of the Pilgrim Funds approved proposals to reorganize the following Disappearing Funds into the following Surviving Funds (the "Reorganizations"):

                DISAPPEARING FUND                   SURVIVING FUND
                -----------------                   --------------
          Pilgrim LargeCap Leaders Fund          Pilgrim MagnaCap Fund
          Pilgrim MidCap Value Fund              Pilgrim MagnaCap Fund

Each proposed Reorganization is subject to approval by shareholders of the Disappearing Fund. If shareholder approval is obtained, it is expected that the Reorganizations would take place in the first quarter of 2001.

2.   CHANGE IN DESCRIPTION OF INVESTMENT STRATEGY FOR PILGRIM LARGECAP GROWTH
     FUND.

     Effective November 2, 2000, the following disclosure will replace the disclosure under "Pilgrim LargeCap Growth Fund -- Investment Strategy" on page 14 of the Prospectus:

     The Fund normally invests at least 65% of its net assets in equity securities of large U.S. companies that the portfolio managers believe have above-average prospects for growth. The equity securities in which the Fund may invest include common and preferred stock, warrants, and convertible securities. The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the S&P 500 Index. As of October 19th, 2000, this meant market capitalizations in the range of $10 billion to $571 billion. Capitalization of companies in the S&P 500 Index will change with market conditions.

     The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and a sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure.

3.   EXCHANGES.

     Effective November 6, 2000, the following disclosure supplements the disclosure under "Shareholder Guide -- Transaction Policies -- Exchanges" on page 44 of the Prospectus:

     You may also exchange shares of a Fund for shares of the same class of any ING Fund, without paying any additional sales charge. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

4.   CHANGE IN PORTFOLIO MANAGERS FOR PILGRIM MAGNACAP FUND.

     Effective January 16, 2001, the following disclosure replaces the disclosure under "Management of the Funds -- MagnaCap Fund" on page 47 of the
Prospectus:

     G. David Underwood, Senior Vice President and Senior Portfolio Manager for ING Pilgrim, has served as Portfolio Manager of MagnaCap Fund since January 2001, and as part of the portfolio management team that manages MagnaCap Fund since December 1996. Prior to joining ING Pilgrim in December 1996, Mr. Underwood served as Director of Funds Management for First Interstate Capital Management. Mr. Underwood's prior experience includes a 10 year association with Integra Trust Company of Pittsburgh where he served as Director of Research and Senior Portfolio Manager.

5.   CHANGE IN PORTFOLIO MANAGERS FOR PILGRIM BANK AND THRIFT FUND.

     Effective January 16, 2001, the following disclosure replaces the disclosure under "Management of the Funds -- Bank and Thrift Fund" on page 47 of the Prospectus:

     The following individuals share responsibility for the day-to-day management of the Bank and Thrift Fund:

     Robert M. Kloss, Vice President of ING Pilgrim, has served as Co-Portfolio Manager of Bank and Thrift Fund since January 2001. Mr. Kloss has served as an Equity Analyst and Portfolio Manager for ING Pilgrim since 1998. From 1995 to 1998, he served as a Product Manager for the Pilgrim America Masters Series funds. Prior to 1995, Mr. Kloss was Vice President for Financial Planning at Express America Holdings, Corp., which subsequently acquired ING Pilgrim's predecessor (Pilgrim America Investments, Inc.). Mr. Kloss has also served as a principal with Phoenix Strategies, and as a Vice President of Operations and Vice President and Director of Financial Planning for Wells Fargo Credit Corporation.

     Steven L. Rayner, Vice President of ING Pilgrim, has served as Co-Portfolio Manager of Bank and Thrift Fund since January 2001. Mr. Rayner has served as Equity Analyst for the Bank and Thrift Fund since June 1995. Mr. Rayner held the same position at ING Pilgrim's predecessor (Pilgrim America Investments, Inc.) from 1993 to 1994. Mr. Rayner holds the professional designations of Chartered Financial Analyst and Certified Public Accountant.

     Mary Lisanti, Executive Vice President and Chief Investment Officer - Domestic Equities of ING Pilgrim, has oversight for the Fund's strategy.

6.   CHANGES IN POLICIES FOR PILGRIM BANK AND THRIFT FUND.

     On January 16, 2001, the Board of Directors of Pilgrim Bank and Thrift Fund approved the following measures:

* A change in the Fund's investment objective. Currently, the Fund primarily seeks long term capital appreciation; a secondary objective is income. The Board approved a change so that the investment objective would be long term capital appreciation. Income would no longer be an objective. This change is subject to approval of shareholders.

* The Board approved a change that would expand the types of companies in which the Fund normally invests. Currently, the Fund normally invests at least 65% of its total assets in equity securities of nationally and state chartered banks (other than money center banks), thrifts, and the holding or parent companies of such depository institutions, and in savings accounts of mutual thrifts. Under the new policy, the Fund would invest under normal market conditions at least 65% of its total assets in equity securities of companies engaged in financial services. Financial services companies may include the following:

          banks; bank holding companies; investment banks; trust companies; insurance companies; finance companies; securities broker-dealers; electronic-trading networks; investment management firms; custodians of financial assets; companies engaged in trading, dealing, or managing commodities; companies that invest significantly or deal in financial instruments; government-sponsored financial enterprises; thrift and savings banks; conglomerates with significant interest in financial services companies; fund financial services companies; companies that process financial transactions; administrators of financial products or services; companies that render services primarily to other financial services companies; companies that produce, sell, or market software or hardware related to financial services or products or directed to financial services companies; and other companies whose assets or earnings can be significantly affected by financial instruments or services.

     The purpose of the change is to permit the Fund to invest in a broader array of financial services companies in the belief that they may present potentially attractive investment opportunities. This change is also subject to shareholder approval.

*    A change in the name of the Fund to "ING Pilgrim Financial Services Fund."

     A meeting of the Fund shareholders will be scheduled to consider these and related proposals. Proxy statements that provide details will be mailed to shareholders in the first quarter of 2001.

7.   CHANGE IN PORTFOLIO MANAGER FOR LARGECAP GROWTH FUND.

     Effective January 22, 2001, the disclosure under "Management of the Funds -- LargeCap Growth Fund" on page 47 of the prospectus is deleted. The following disclosure replaces the disclosure under "Management of the Funds -- Growth Opportunities Fund, MidCap Opportunities Fund, MidCap Growth Fund" on page 46 of the prospectus:

     GROWTH OPPORTUNITIES FUND
     LARGECAP GROWTH FUND
     MIDCAP OPPORTUNITIES FUND
     MIDCAP GROWTH FUND

     The following individuals share responsibility for the day-to-day management of the Growth Opportunities Fund, LargeCap Growth Fund, MidCap Opportunities Fund and MidCap Growth Fund:

     Mary Lisanti, Executive Vice President and Chief Investment Officer---Domestic Equities of ING Pilgrim, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the Fund was formed in August 1998, Growth Opportunities Fund since October 1998, MidCap Growth Fund since April 2000, and LargeCap Growth Fund since October 2000. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer--Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

     Jeffrey Bernstein, Senior Vice President of ING Pilgrim, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the Fund was formed in October 1998, Growth Opportunities Fund since October 1998, and MidCap Growth Fund since April 2000. Mr. Bernstein has served as Co-Portfolio Manager of LargeCap Growth Fund since January 2001. Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a portfolio manager at Northstar Investment Management Corp., which subsequently merged in ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.

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